UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2006

MOD-PAC CORP.
(Exact name of registrant as specified in its charter)

NEW YORK	0-50063	16-0957153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Elmwood Avenue, Buffalo, New York		14207
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 873-0640

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        Effective August 22, 2006, Kevin T. Keane, the Registrant's Chairman of the Board of Directors, terminated his written sales plan adopted pursuant to Rule 10b5-1 under the Securities Act of 1933, as amended.

        Mr. Keane's plan was originally adopted on February 9, 2004.  Pursuant to this plan, Mr. Keane sold an aggregate of 30,500 shares of the Company's common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOD-PAC CORP.

Date:	August 22, 2006	By:	/s/ Daniel G. Keane
Daniel G. Keane
President and Chief Executive Officer